
                                                                    Exhibit 10.7

                                                                  EXECUTION COPY

                               BUNGE MASTER TRUST

                           SECOND AMENDED AND RESTATED
                            SERIES 2000-1 SUPPLEMENT

                          Dated as of February 26, 2002

                                       to

                  FIRST AMENDED AND RESTATED POOLING AGREEMENT

                          Dated as of February 26, 2002

                                      Among

                              BUNGE FUNDING, INC.,
                                   as Company

                        BUNGE MANAGEMENT SERVICES, INC.,
                                  as Servicer,

                               JPMORGAN CHASE BANK
                            as Administrative Agent,

                              COOPERATIEVE CENTRALE
            RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK INTERNATIONAL",
                                 NEW YORK BRANCH
                           as Letter of Credit Agent,

                              THE BANK OF NEW YORK,
                              as Collateral Agent,

                            BUNGE ASSET FUNDING CORP.
                           as Series 2000-1 Purchaser

                                       and

                              THE BANK OF NEW YORK,
                                   as Trustee
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                                TABLE OF CONTENTS

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ARTICLE I

         DEFINITIONS..............................................................................................1

         SECTION 1.01.         Definitions........................................................................1


ARTICLE II

         DESIGNATION OF SERIES 2000-1 VFC CERTIFICATE; PURCHASE AND SALE OF THE
         SERIES 2000-1 VFC CERTIFICATE............................................................................2

         SECTION 2.01.         Designation........................................................................2
         SECTION 2.02.         The Series 2000-1 VFC Certificate..................................................2
         SECTION 2.03.         Purchases of Interests in the Series 2000-1 VFC Certificate........................3
         SECTION 2.04.         Delivery...........................................................................3
         SECTION 2.05.         Procedure for Initial Issuance and for Increasing the Series 2000-1
                               Invested Amount....................................................................3
         SECTION 2.06.         Procedure for Decreasing the Series 2000-1 Invested Amount.........................5
         SECTION 2.07.         Interest...........................................................................6
         SECTION 2.08.         Indemnification by the Company.....................................................6


ARTICLE III

         ARTICLE III OF THE AGREEMENT.............................................................................7

         SECTION 3A.02.        Establishment of Series 2000-1 Collection Subaccount...............................7
         SECTION 3A.03.        Determination of Interest..........................................................8
         SECTION 3A.04.        Adjustments to Series 2000-1 Invested Amount.......................................8
         SECTION 3A.05.        Applications.......................................................................8


ARTICLE IV

         DISTRIBUTIONS, REPORTS AND LETTER OF CREDIT DRAWINGS....................................................11

         SECTION 4A.01.        Distributions.....................................................................11
         SECTION 4A.02.        Reports...........................................................................11
         SECTION 4A.03.        Statements and Notices............................................................11
         SECTION 4A.04.        Letter of Credit Drawings.........................................................12
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ARTICLE V ADDITIONAL SERIES 2000-1 EARLY AMORTIZATION EVENTS.....................................................13

         SECTION 5.01.         Additional Series 2000-1 Early Amortization Events................................13


ARTICLE VI

         SERVICING FEE...........................................................................................16

         SECTION 6.01.         Servicing Compensation............................................................16


ARTICLE VII

         COVENANTS;  REPRESENTATIONS  AND WARRANTIES.............................................................16

         SECTION 7.01.         Representations and Warranties of the Company and the Servicer....................16
         SECTION 7.02.         Covenants of the Company and the Servicer.........................................16
         SECTION 7.03.         Negative Covenant of the Company; Covenants of the Servicer.......................17
         SECTION 7.04.         Obligations Unaffected............................................................18


ARTICLE VIII

         CONDITIONS PRECEDENT....................................................................................18

         SECTION 8.01.         Conditions Precedent to Effectiveness of Supplement...............................18


ARTICLE IX

         MISCELLANEOUS...........................................................................................23

         SECTION 9.01.         Ratification of Agreement.........................................................23
         SECTION 9.02.         Governing Law.....................................................................23
         SECTION 9.03.         Further Assurances................................................................23
         SECTION 9.04.         Payments..........................................................................23
         SECTION 9.05.         Costs and Expenses................................................................24
         SECTION 9.06.         No Waiver; Cumulative Remedies....................................................24
         SECTION 9.07.         Amendments........................................................................24
         SECTION 9.08.         Severability......................................................................25
         SECTION 9.09.         Notices...........................................................................25
         SECTION 9.10.         Successors and Assigns............................................................26
         SECTION 9.11.         Counterparts......................................................................26
         SECTION 9.12.         Setoff............................................................................26
         SECTION 9.13.         No Bankruptcy Petition; No Recourse...............................................27
         SECTION 9.14.         Limitation on Addition of Sellers.................................................28
         SECTION 9.15.         Chase Conflict Waiver.............................................................29
         SECTION 9.16.         Limited Recourse..................................................................29


                                       ii
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ARTICLE X

         FINAL DISTRIBUTIONS.....................................................................................30

         SECTION 10.01.        Certain Distributions.............................................................30


                                    EXHIBITS

         Exhibit A         Form of Series 2000-1 VFC Certificate
         Exhibit B         Form of Daily Report
         Exhibit C         Form of Monthly Settlement Statement
         Exhibit D         Form of Notice of Issuance/Increase

                                    SCHEDULES

         Schedule 1        Series 2000-1 Collection Subaccount


                                      iii
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                  SECOND AMENDED AND RESTATED SERIES 2000-1 SUPPLEMENT dated as of February 26, 2002 (as amended, supplemented or otherwise modified in accordance with the terms hereof and in effect from time to time, this "SUPPLEMENT"), among the Company, the Servicer, BAFC, the Collateral Agent, the Administrative Agent, the Letter of Credit Agent and the Trustee. This Supplement amends and restates that certain First Amended and Restated Series 2000-1 Supplement, dated as of July 12, 2001, among the Company, the Servicer, BAFC, The Bank of New York, as the Collateral Agent, the Administrative Agent, the Letter of Credit Agent and The Bank of New York, as the Trustee.

                              W I T N E S S E T H :

                  WHEREAS, the Company, the Servicer and the Trustee is contemporaneously herewith entering into the First Amended and Restated Pooling Agreement, dated as of February 26, 2002 (as in effect on the date hereof and as the same may be amended, supplemented or otherwise modified from time to time, the "AGREEMENT");

                  WHEREAS, the Agreement provides, among other things, that the Company, the Servicer and the Trustee may at any time and from time to time enter into supplements to the Agreement for the purpose of authorizing the issuance on behalf of the Trust by the Company for execution and redelivery to the Trustee for authentication of one or more Series of Investor Certificates; and

                  WHEREAS, the Company, the Servicer, the Trustee and BAFC as the Series 2000-1 Purchaser wish to supplement the Agreement as hereinafter set forth.

                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

                  SECTION 1.01 DEFINITIONS. Capitalized terms used herein shall unless otherwise defined or referenced herein, have the meanings assigned to such terms in Annex X attached to the Agreement which Annex X is incorporated by reference herein.

                           (a) If any term, definition or provision contained or
                  incorporated by reference herein conflicts with or is inconsistent with any term, definition or provision contained in the Agreement, the terms and provisions of this Supplement shall govern. All Article, Section, subsection, Exhibit and Schedule references herein shall mean Article, Section or subsection of or Exhibit or Schedule to this Supplement, except as otherwise provided herein.

                           (b) Any reference herein to a Schedule or Exhibit to
                  this Supplement shall be deemed to be a reference to such Schedule or Exhibit as it may be amended, modified or supplemented from time to time to the extent that such Schedule or Exhibit may be amended, modified or supplemented (or any term or provision of any Transaction Document may be amended that would have the effect of amending, modifying or supplementing information contained in such Schedule or Exhibit) in compliance with the terms of the Transaction Documents.

                           (c) Any reference in this Supplement to any
                  representation, warranty or covenant "deemed" to have been made is intended to encompass only representations, warranties or covenants that are expressly stated to be repeated on or as of dates following the execution and delivery of this Supplement, and no such reference shall be interpreted as a reference to any implicit, inferred, tacit or otherwise unexpressed representation, warranty or covenant.

                           (d) The words "INCLUDE", "INCLUDES" or "INCLUDING"
                  shall be interpreted as if followed, in each case, by the phrase "WITHOUT LIMITATION".

                                   ARTICLE II

           DESIGNATION OF SERIES 2000-1 VFC CERTIFICATE; PURCHASE AND
                    SALE OF THE SERIES 2000-1 VFC CERTIFICATE

                  SECTION 2.01. DESIGNATION. The Investor Certificate and interest created and authorized pursuant to the Agreement and this Supplement shall be designated as the "SERIES 2000-1 VFC CERTIFICATE."

                  SECTION 2.02. THE SERIES 2000-1 VFC CERTIFICATE.

                           (a) The Series 2000-1 VFC Certificate shall represent
                  a fractional undivided interest in the Trust Assets, consisting of the right of the Series 2000-1 VFC Certificateholder to receive the distributions specified herein out of (i) the Series 2000-1 Invested Percentage (expressed as a decimal) of Collections received with respect to the Purchased Loans and all other funds on deposit in the Collection Account and (ii) to the extent such interests appear herein, all other funds on deposit in the Series 2000-1 Collection Subaccount (collectively, the "SERIES 2000-1 VFC CERTIFICATEHOLDER'S INTEREST").

                           (b) The Series 2000-1 VFC Certificate shall be
                  substantially in the form of Exhibit A, and shall, upon issue, be executed by the Company and delivered by the Company to the Trustee for authentication and redelivery as provided in
                  SECTION 2.04 hereof and SECTION 5.02 of the Agreement. The Series 2000-1 VFC Certificate shall not be issued in the form of a single global certificate as provided for in SECTION 5.01 of the

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                  Agreement, but shall instead be issued in the form of one
                  definitive certificate, registered in the name of the Series 2000-1 Purchaser as the holder thereof.

                           (c) The Exchangeable Company Interest and any other
                  Series of Investor Certificates outstanding shall represent the ownership interests in the remainder of the Trust Assets not allocated pursuant hereto to the Series 2000-1 VFC Certificateholder's Interest.

                  SECTION 2.03. PURCHASES OF INTERESTS IN THE SERIES 2000-1 VFC CERTIFICATE.

                  Subject to the terms and conditions of this Supplement, including delivery of notice, if any, required by SECTION 2.05, (i) on the Series 2000-1 Issuance Date, the Series 2000-1 Purchaser shall purchase a Series 2000-1 VFC Certificate in an amount equal to the Series 2000-1 Initial Invested Amount, and (ii) thereafter, the Series 2000-1 Purchaser shall maintain its Series 2000-1 VFC Certificate, subject to increase or decrease during the Series 2000-1 Revolving Period, in accordance with the provisions of this Series 2000-1 Supplement. Payments by the Series 2000-1 Purchaser in respect of the Series 2000-1 VFC Certificate shall be made in immediately available funds to the Trust for deposit in the Series 2000-1 Collection Subaccount.

                  SECTION 2.04. DELIVERY. On the Series 2000-1 Issuance Date, the Company shall sign on behalf of the Trust and shall direct the Trustee in writing pursuant to SECTION 5.02 of the Agreement to duly authenticate, and the Trustee, upon receiving such direction, shall so authenticate the Series 2000-1 VFC Certificate in the name of the Series 2000-1 Purchaser in accordance with such written directions. In so doing, the Company acts as agent of the Trust and shall incur no personal liability in respect of the Investor Certificates. The Series 2000-1 VFC Certificate shall be issued in a minimum denomination of $100,000 and in integral multiples of $1,000 in excess thereof. The Trustee shall mark on its books the actual Series 2000-1 Invested Amount outstanding on any date of determination, which, absent manifest error, shall constitute PRIMA FACIE evidence of the outstanding Series 2000-1 Invested Amount from time to time.

                  SECTION 2.05. PROCEDURE FOR INITIAL ISSUANCE AND FOR INCREASING THE SERIES 2000-1 INVESTED AMOUNT.

                           (a) Subject to SUBSECTION 2.05(b), (i) on the Series
                  2000-1 Issuance Date, the Series 2000-1 Purchaser hereby agrees to purchase a Series 2000-1 VFC Certificate in accordance with SECTION 2.03 and (ii) on any Business Day on which the Servicer delivers a Daily Report during the Series 2000-1 Commitment Period, the Series 2000-1 Purchaser, the Administrative Agent (on behalf of the Liquidity Banks) and the Letter of Credit Agent (on behalf of the Letter of Credit Banks) hereby agree that the Series 2000-1 Invested Amount may be increased (a "SERIES 2000-1 INCREASE"), upon the request of the Servicer or the Company on behalf of the Trust (each date on which an increase in the Series 2000-1 Invested Amount occurs hereunder being herein referred to as the "SERIES 2000-1 INCREASE DATE" applicable to such Series 2000-1 Increase);

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                  PROVIDED, HOWEVER, that the Servicer or the Company, as the case may be, shall have given the Series 2000-1 Purchaser, the Administrative Agent and the Letter of Credit Agent (with a copy to the Trustee) irrevocable written notice (effective upon receipt), substantially in the form of Exhibit D hereto, of such request no later than (i) if all or a portion of the Series 2000-1 Initial Invested Amount or Series 2000-1 Increase Amount is to be allocated to a Series 2000-1 CP Tranche, on or prior to the Series 2000-1 Issuance Date or such Series 2000-1 Increase Date, as the case may be or (ii)
                  (x) if the Series 2000-1 Initial Invested Amount or Series 2000-1 Increase Amount is to be funded by a Prime Rate Liquidity Loan, on or prior to the Series 2000-1 Issuance Date or such Series 2000-1 Increase Date, as the case may be, or
                  (y) if all or a portion of the Series 2000-1 Initial Invested Amount or Series 2000-1 Increase Amount is to be funded by a LIBOR Liquidity Loan, three Business Days prior to the Series 2000-1 Issuance Date or such Series 2000-1 Increase Date, as the case may be; PROVIDED, FURTHER, that the provisions of this subsection shall not restrict the allocations of Collections pursuant to Article III. Such notice shall state
                  (x) the Series 2000-1 Issuance Date or the Series 2000-1 Increase Date, as the case may be and (y) the Series 2000-1 Initial Invested Amount, or the proposed amount of such Series 2000-1 Increase (the "SERIES 2000-1 INCREASE AMOUNT"), as the case may be.

                  (b) The Series 2000-1 Purchaser shall not be required to make the initial purchase of the Series 2000-1 VFC Beneficial Interest on the Series 2000-1 Issuance Date or to increase its Series 2000-1 Invested Amount on any Series 2000-1 Increase Date hereunder unless:

                           (i) the related aggregate Series 2000-1 Initial
                  Invested Amount or Series 2000-1 Increase Amount is equal to $100,000 or an integral multiple of $1,000 in excess thereof;

                           (ii) after giving effect to the Series 2000-1 Initial
                  Invested Amount or Series 2000-1 Increase Amount, (A) the Series 2000-1 Invested Amount (calculated without regard to clauses (d) and (e) of the definition of Series 2000-1 Invested Amount) would not exceed the Series 2000-1 Maximum Invested Amount on the Series 2000-1 Issuance Date or such Series 2000-1 Increase Date, as the case may be, and (B) the Series 2000-1 Allocated Loan Amount would not be less than the Series 2000-1 Target Loan Amount on the Series 2000-1 Issuance Date or such Series 2000-1 Increase Date, as the case may be, as set forth in the Daily Report delivered on such date;

                           (iii) no Series 2000-1 Early Amortization Event or
                  Potential Series 2000-1 Early Amortization Event under the Agreement or this Supplement shall have occurred and be continuing; and

                           (iv) all of the representations and warranties made
                  by each of the Company, the Servicer and each Seller in each Transaction Document to which it is a party are true and correct in all material respects on and as of the

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                  Series 2000-1 Issuance Date or such Series 2000-1 Increase
                  Date, as the case may be, as if made on and as of such date (except to the extent such representations and warranties are expressly made as of another date).

         The Company's acceptance of funds in connection with (x) the Series 2000-1 Purchaser's initial purchase of the Series 2000-1 VFC Certificate on the Series 2000-1 Issuance Date and (y) each Series 2000-1 Increase occurring on any Series 2000-1 Increase Date shall constitute a representation and warranty by the Company to the Series 2000-1 Purchaser, the Administrative Agent, the Letter of Credit Agent, the Trustee and the Collateral Agent as of the Series 2000-1 Issuance Date or such Series 2000-1 Increase Date, as the case may be, that all of the conditions contained in this SUBSECTION 2.05(b) have been satisfied.

                           (c) The Servicer shall promptly notify the Company of
                  the Series 2000-1 Increase Date. If the Series 2000-1 Purchaser funds a Series 2000-1 Increase, the Series 2000-1 Purchaser agrees to pay in immediately available funds the amount of such Series 2000-1 Increase on the related Series 2000-1 Increase Date to the Trust for deposit in the Series 2000-1 Collection Subaccount for distribution to the Company in accordance with the terms of the Transaction Documents.

                  SECTION 2.06. PROCEDURE FOR DECREASING THE SERIES 2000-1 INVESTED AMOUNT.

                           (a) On any Business Day on which the Servicer
                  delivers a Daily Report during the Series 2000-1 Revolving Period or the Series 2000-1 Amortization Period, upon the written directions of the Servicer or the Company on behalf of the Trust to allocate funds deposited in the Series 2000-1 Collection Subaccount, the Series 2000-1 Invested Amount may be reduced (a "SERIES 2000-1 DECREASE") by the distribution by the Trustee to the Series 2000-1 Purchaser of the funds on deposit in the Series 2000-1 Collection Subaccount on such day in an amount not to exceed the amount of such funds on deposit on such day; PROVIDED that (i) any such distribution shall be applied in accordance with SUBSECTION 3A.05, (ii) the Servicer shall have given BAFC, the Administrative Agent, the Letter of Credit Agent and the Trustee irrevocable written notice (effective upon receipt) of such Series 2000-1 Decrease, on or prior to the Business Day of such Series 2000-1 Decrease and
                  (iii) no prepayment of any Series 2000-1 Eurodollar Tranche prior to the termination of the related Interest Period may occur unless, concurrently with such prepayment, the Company shall have paid to the Series 2000-1 Purchaser any amounts due and payable by BAFC to the Liquidity Banks pursuant to SUBSECTION 4.01(c) of the Liquidity Agreement.

                           (b) Notwithstanding any provision to the contrary set
                  forth in this Agreement, so long as BAFC or the Collateral Agent is the registered holder of the Series 2000-1 VFC Certificate, the Series 2000-1 Accrued Interest and the Series 2000-1 Invested Amount must be reduced in accordance with SUBSECTION 3A.05 to the extent of funds available in the Series 2000-1 Collection Subaccount on any Business Day that funds in the Cash Collateral Account are insufficient to remit the amounts required to be remitted pursuant to SECTIONS 5.2 and 6.2 of the Security Agreement by an amount equal to such deficiency.

                  SECTION 2.07. INTEREST.

                           (a) Interest shall be payable on the Series 2000-1
                  VFC Certificate as specified in SUBSECTIONS 3A.05(a)(ii) and 3A.05(b)(ii).

                           (b) Calculations of per annum rates under this
                  Supplement shall be made on the basis of a 360 day year with respect to interest rates except with respect to interest rates based on ABR, which shall be calculated on the basis of a 365 day year. Each determination of LIBOR Rate by the Administrative Agent shall be conclusive and binding upon each of the parties hereto in the absence of manifest error.

                  SECTION 2.08. INDEMNIFICATION BY THE COMPANY.

                           (a) Without limiting any other rights that BAFC, the
                  Liquidity Banks, the Administrative Agent or the Letter of Credit Agent may have under this Supplement, the Agreement, the other Transaction Documents or under applicable law, the Company hereby agrees to indemnify BAFC, the Liquidity Banks, the Administrative Agent, the Letter of Credit Agent and the Letter of Credit Banks and any of their respective agents, officers, directors and employees (collectively, the "SERIES 2000-1 INDEMNIFIED PARTIES") from and against any and all damages, losses, claims, liabilities, costs and expenses, including reasonable attorneys' fees and reasonable disbursements (all of the foregoing being collectively referred to as "SERIES 2000-1 INDEMNIFIED AMOUNTS") awarded against or incurred by any of them in connection with the entering into and performance of this Agreement or any of the Transaction Documents by any of the Series 2000-1 Indemnified Parties, excluding, however, any amounts (i) to the extent resulting from the gross negligence or willful misconduct on the part of any Series 2000-1 Indemnified Party or (ii) constituting recourse (except as otherwise specifically provided herein or in any Transaction Document) for Defaulted Loans.

                           (b) In case any proceeding by any Person shall be
                  instituted involving any Series 2000-1 Indemnified Party in respect of which indemnity may be sought pursuant to paragraph
                  (a) of this SECTION 2.08, such Series 2000-1 Indemnified Party shall promptly notify the Company, and the Company, upon request of the Series 2000-1 Indemnified Party, shall retain counsel reasonably satisfactory to the Series 2000-1 Indemnified Party to represent the Series 2000-1 Indemnified Party and shall pay the reasonable fees and disbursements of such counsel related to such proceeding. In any such proceeding, any Series 2000-1 Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Series 2000-1 Indemnified Party unless the Company and the Series 2000-1 Indemnified Party shall have mutually agreed to the retention of such counsel. It is understood that the Company shall not, in respect of the legal expenses of any Series 2000-1 Indemnified

                  Party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such Series 2000-1 Indemnified Parties and all other parties indemnified by the Company under the Series Supplement, or any other Transaction Document. Such firm shall be designated in writing by JPMorgan Chase.

                           (c) Any payments to be made by the Company pursuant
                  to this Section shall (i) be Company Subordinated Obligations,
                  (ii) be made solely from funds available to the Company that are not required to be applied to Company Unsubordinated Obligations then due and (iii) not constitute a general recourse claim against the Company after satisfying all Company Unsubordinated Obligations then due, except to the extent that funds are available (including, but not limited to, funds available to the Company pursuant to the exercise of its right to indemnity and other payments pursuant to SECTIONS
                  2.05 and 8.02 of the Sale Agreement) to the Company to make such payments.

                                  ARTICLE III

                          ARTICLE III OF THE AGREEMENT

                  SECTION 3.01 of the Agreement and each other section of
Article III of the Agreement relating to another Series shall be read in its entirety as provided in the Agreement. Article III of the Agreement (except for SECTION 3.01 thereof and any portion thereof relating to another Series) shall read in its entirety as follows and shall be exclusively applicable to Series 2000-1:

                  SECTION 3A.02. ESTABLISHMENT OF SERIES 2000-1 COLLECTION SUBACCOUNT.

                           (a) The Trustee shall cause to be established and
                  maintained in the name of the Trustee, on behalf of the Trust, for the benefit of the Series 2000-1 Purchaser a subaccount of the Collection Account (the "SERIES 2000-1 COLLECTION SUBACCOUNT"), which subaccount is the Series Collection Subaccount with respect to Series 2000-1 to bear a designation indicating that the funds deposited therein are held for the benefit of the Series 2000-1 Purchaser and its assignees. The Trustee, on behalf of the Holders, shall possess all right, title and interest in all funds from time to time on deposit in, and all Eligible Investments credited to, the Series 2000-1 Collection Subaccount and in all proceeds thereof. The Series 2000-1 Collection Subaccount shall be under the sole dominion and control of the Trustee for the exclusive benefit of the Series 2000-1 Purchaser and its assignees.

                           (b) All Eligible Investments in the Series 2000-1
                  Collection Subaccount shall be held by the Trustee, on behalf of the Holders; PROVIDED, HOWEVER, that funds on deposit in the Series 2000-1 Collection Subaccount shall in accordance with SUBSECTION 3.01(b) of the Pooling Agreement, at the direction of the Company (or the

                  Servicer on behalf of the Company), be invested together with funds held in other subaccounts or sub-subaccounts of the Collection Account.

                  SECTION 3A.03. DETERMINATION OF INTEREST. The amount of interest distributable with respect to the Series 2000-1 VFC Certificate ("SERIES 2000-1 ACCRUED INTEREST") on any date of determination shall be the aggregate amount of Series 2000-1 Daily Interest Expense accrued from and including the Series 2000-1 Issuance Date to but excluding such date of determination minus the aggregate amount of interest that has been distributed in accordance with SUBSECTION 3A.05(a)(ii) or SUBSECTION 3A.05(b)(ii).

                  SECTION 3A.04. ADJUSTMENTS TO SERIES 2000-1 INVESTED AMOUNT.

                           (a) REDUCTIONS TO SERIES 2000-1 INVESTED AMOUNT. If,
                  on any Special Allocation Settlement Report Date, the Series 2000-1 Allocable Charged-Off Amount is greater than zero for the related Settlement Period, the Trustee shall (in accordance with the written directions of the Servicer upon which the Trustee may conclusively rely) reduce the Series 2000-1 Invested Amount (but not below zero) by such Series 2000-1 Allocable Charged-Off Amount (which shall also be reduced by the amount so applied) and shall allocate such amount to the Series 2000-1 Invested Amount.

                           (b) INCREASES TO SERIES 2000-1 INVESTED AMOUNT. If,
                  on any Special Allocation Settlement Report Date, the Series 2000-1 Allocable Recoveries Amount is greater than zero for the related Settlement Period, the Trustee shall (in accordance with written directions from the Servicer upon which the Trustee may conclusively rely, subject to its obligation to perform the procedures set forth in the Internal Operating Procedures Memorandum) increase the Series 2000-1 Invested Amount (but only to the extent of any previous reductions of the Series 2000-1 Invested Amount pursuant to SUBSECTION 3A.04(a)) by the amount of the Series 2000-1 Allocable Recoveries Amount (which shall also be reduced by the amount so applied) and shall allocate such amount to the Series 2000-1 Invested Amount;

                  SECTION 3A.05. APPLICATIONS.

                           (a) During the Series 2000-1 Revolving Period, the
                  funds deposited in the Series 2000-1 Collection Subaccount, after giving effect to any deposit resulting from a Series 2000-1 Increase, if any pursuant to SUBSECTION 2.05 on any Business Day shall be distributed by the Trustee not later than 4:30 p.m., New York City time (but only to the extent that the Trustee has received a Monthly Settlement Statement or Daily Report, as applicable, which reflects the receipt of the Collections on deposit therein not later than 12:00
                  (Noon), New York City time, upon which Monthly Settlement Statement or Daily Report, as applicable, the Trustee may conclusively rely, subject to its obligation to perform the procedures set forth in the Internal Operating Procedures Memorandum) in accordance with the following priorities (or, if neither BAFC nor the Collateral Agent is the registered holder of the Series 2000-1 VFC Certificate, the Trustee shall distribute the amounts required by clauses (ii), (iii) and (iv) below in accordance with the payment instructions of any subsequent holder of the Series 2000-1 VFC Certificate):

                                    (i) distribute to the Servicer an amount
                           equal to the Series 2000-1 Servicing Fee due and payable as required in SUBSECTION 2.05(a) of the Servicing Agreement (less any amounts payable to the Trustee pursuant to SECTION 8.05 of the Agreement, which shall be paid to the Trustee);

                                    (ii) if requested pursuant to SUBSECTION
                           2.06(a) or if required pursuant to SUBSECTION 2.06(b), transfer to the Cash Collateral Account an amount to be applied (A) first, to pay Series 2000-1 Accrued Interest and (B) second, to reduce the Series 2000-1 Invested Amount (any such reduction, the "SERIES 2000-1 PRINCIPAL PAYMENT");

                                    (iii) on each Distribution Date, transfer to
                           the Cash Collateral Account an amount equal to any Series 2000-1 Program Costs due and payable;

                                    (iv) on each Distribution Date, transfer to
                           Bunge Finance and Bunge Finance North America an amount equal to the applicable Solicitation Fee for the immediately preceding Settlement Period; and

                                    (v) on any Business Day, distribute to the
                           Company in accordance with directions contained in the Monthly Settlement Statement or Daily Report, as applicable, or to such accounts or such Persons and in such amounts as the Company (or the Servicer on behalf of the Company) may direct in writing (which directions may consist of standing instructions provided by the Company that shall remain in effect until changed by the Company in writing);

         PROVIDED that the Trustee shall only make the distributions set forth in this SUBSECTION 3A.05(a) if no Series 2000-1 Early Amortization Event or Potential Series 2000-1 Early Amortization Event has occurred and is continuing to the actual knowledge of the Trustee and only to the extent that if, after giving effect to such distribution, the Series 2000-1 Target Loan Amount would not exceed the Series 2000-1 Allocated Loan Amount as shown on the applicable Daily Report and Monthly Settlement Statement.

                           (b) During the Series 2000-1 Amortization Period, the
                  Trustee shall, based solely on the information provided to the Trustee by the Servicer in the Monthly Settlement Statement and Daily Report, as applicable (upon which the Trustee may conclusively rely, subject to its obligation to perform the procedures set forth in the Internal Operating Procedures Memorandum), apply, on any Business Day, amounts on deposit in the Series 2000-1 Collection Subaccount in the following order of priority (or, if neither BAFC nor the Collateral Agent is the registered holder of the Series 2000-1 VFC Certificate, the Trustee shall distribute the amounts required by clauses
                  (ii) and (iv) below in accordance with the payment instructions of any subsequent holder of the Series 2000-1 VFC Certificate):

                                    (i) if any amounts are owed to the Trustee
                           or any other Person, on account of Servicing Fees incurred in respect of the performance of its responsibilities as Successor Servicer, distribute to the Trustee or such other Person an amount equal to the product of (a) the amount so owed to such Successor Servicer and (b) a fraction, the numerator of which shall be equal to the Series 2000-1 Invested Amount as of the end of the immediately preceding Settlement Period and the denominator of which shall be equal to the Aggregate Invested Amount as of the end of the immediately preceding Settlement Period;

                                    (ii) if requested pursuant to SUBSECTION
                           2.06(a) or if required pursuant to SUBSECTION 2.06(b), transfer to the Cash Collateral Account an amount to be applied (A) first, to pay Series 2000-1 Accrued Interest and (B) second, to make Series 2000-1 Principal Payments;

                                    (iii) if, following the repayment in full of
                           all amounts set forth in clauses (i)-(ii) above, any amounts are owed to the Trustee, the Series 2000-1 Purchaser or any other Person, on account of its fees, expenses and disbursements incurred in respect of the performance of its responsibilities hereunder or as Successor Servicer (except as otherwise set forth in clause (v) below), transfer such amounts to the Trustee, the Series 2000-1 Purchaser or such other Person;

                                    (iv) transfer to the Cash Collateral Account
                           an amount equal to any other Series 2000-1 Program Costs due and payable;

                                    (v) distribute to the Servicer an amount
                           equal to the Series 2000-1 Servicing Fee due and payable as required in SUBSECTION 2.05(a) of the Servicing Agreement (less any amounts payable to the Trustee pursuant to SECTION 8.05 of the Agreement, which shall be paid to the Trustee);

                                    (vi) on each Distribution Date, transfer to
                           Bunge Finance and Bunge Finance North America an amount equal to the applicable Solicitation Fee for the immediately preceding Settlement Period; and

                                    (vii) following the repayment in full of all
                           amounts set forth in clauses (i) through (vi) above, the remaining amount on deposit in the Series 2000-1 Collection Subaccount, if any, shall be distributed to the holder of the Exchangeable Company Interest.

                           (c) The allocations to be made pursuant to this
                  SECTION 3A.05 are subject to the provisions of SECTIONS 2.05, 2.07, 7.02, 9.01 and 9.04 of the Agreement.

                                   ARTICLE IV

              DISTRIBUTIONS, REPORTS AND LETTER OF CREDIT DRAWINGS

                  Article IV of the Agreement (except for any portion thereof relating to another Series) shall read in its entirety as follows and the following shall be exclusively applicable to the Series 2000-1 VFC Certificate issued pursuant to this Supplement:

                  SECTION 4A.01. DISTRIBUTIONS.

                           (a) The Trustee shall distribute to the Series 2000-1
                  Purchaser from the Series 2000-1 Collection Subaccount indicated in Article III the aggregate amount to be distributed to the Series 2000-1 Purchaser pursuant to Article III.

                           (b) All allocations and distributions hereunder shall
                  be in accordance with the Monthly Settlement Statement and the Daily Report, as applicable, and shall be made in accordance with the provisions of SECTION 9.04 hereof and subject to SUBSECTION 3.01(g) of the Agreement.

                  SECTION 4A.02. REPORTS. The Servicer shall provide BAFC and the Trustee with a Daily Report in accordance with SECTION 4.01 of the Servicing Agreement.

                  SECTION 4A.03. STATEMENTS AND NOTICES.

                           (a) MONTHLY SETTLEMENT. On each Settlement Report
                  Date, the Servicer shall deliver to BAFC, the Administrative Agent, the Letter of Credit Agent and the Trustee a Monthly Settlement Statement in the Form of Exhibit C setting forth, among other things, the Series 2000-1 Accrued Interest, the Series 2000-1 Monthly Servicing Fee and the Series 2000-1 Invested Amount.

                           (b) ANNUAL CERTIFICATEHOLDERS' TAX STATEMENT. On or
                  before January 31 of each calendar year (or such earlier date as required by applicable law), beginning with calendar year 2001, the Company (or the Servicer on its behalf) on behalf of the Trustee shall furnish, or cause to be furnished, to the Series 2000-1 Purchaser, a statement prepared by the Company (or the Servicer on its behalf) containing the aggregate amount distributed to such Series 2000-1 Purchaser for such preceding calendar year, together with such other information as is required to be provided by an issuer of indebtedness under the Code and such other customary information as the Company (or the Servicer on its behalf) deems necessary to enable the Series 2000-1 Purchaser to prepare their tax return. Such obligation of the Company shall be deemed to have been satisfied to the extent that substantially comparable information shall have been provided by the Trustee or the Servicer pursuant to any requirements of the Internal Revenue Code as from time to time in effect. The Trustee shall be under no obligation to prepare tax returns for the Trust.

                           (c) SERIES 2000-1 EARLY AMORTIZATION
                  EVENT/DISTRIBUTION OF PRINCIPAL NOTICES. Upon the occurrence of a Series 2000-1 Early Amortization Event or Potential Series 2000-1 Early Amortization Event, the Company or the Servicer, as the case may be, shall give prompt written notice thereof to BAFC, the Administrative Agent, the Letter of Credit Agent and the Trustee. As promptly as reasonably practicable after its receipt of notice of the occurrence of a Series 2000-1 Early Amortization Event, the Trustee shall give notice to each Series 2000-1 Rating Agency (which notice shall be given, by telephone or otherwise, not later than the second Business Day after such receipt).

                  SECTION 4A.04. LETTER OF CREDIT DRAWINGS.

                           (a) DRAWS FOR DEFAULTED LOANS. If on any Business Day
                  any Loan has become a Defaulted Loan, the Servicer shall (i) notify the Administrative Agent on the next succeeding Business Day of such fact and the aggregate principal amount of such Defaulted Loan and interest thereon accrued to and including the day prior to the day such Loan became a Defaulted Loan; PROVIDED, that if more than one Loan shall become a Defaulted Loan on that date, such notice shall include the aggregate principal amount of each such Defaulted Loan and interest thereon accrued to and including the day prior to the day each such Loan became a Defaulted Loan, and
                  (ii) prepare a Servicer's Certificate (with copies to the Letter of Credit Agent) which shall serve to instruct the Administrative Agent to (A) draw on the Letter of Credit on such Business Day in an amount equal to the lesser of (x) the aggregate unpaid principal amount of such Defaulted Loan and accrued and unpaid interest (or discount) thereon to and including the day prior to the day the Loan has become a Defaulted Loan, or (y) the Letter of Credit Amount then in effect, (B) deposit the proceeds of such drawing into the Cash Collateral Account for application in accordance with SECTION
                  5.2 and SECTION 6.2 of the Security Agreement), and (C) instruct the Collateral Agent to reimburse the Letter of Credit Banks for such draw in accordance with the terms of the Letter of Credit Reimbursement Agreement and the Security Agreement. Each Servicer's Certificate shall also contain notification to the Administrative Agent of Loans which have become Defaulted Loans since the most recent Daily Report, including the aggregate outstanding principal amount of such Defaulted Loans plus accrued interest (or discount) thereon to and including the day prior to the day such Loans become Defaulted Loans. The Servicer shall, on the Business Day on which such Loan has become a Defaulted Loan, or if such day is not a Business Day, on the next succeeding Business Day, transmit the Servicer's Certificate to the Letter of Credit Agent for verification of the Letter of Credit Amount as of the date such Servicer's Certificate is prepared. Notwithstanding the foregoing, if at any time the Letter of Credit Amount in effect shall be less than the aggregate principal plus accrued and unpaid interest (or discount) in respect of Defaulted Loans, the Servicer shall include in the Servicer's Certificate instructions to the Administrative Agent that, upon receipt of notice from the Collateral Agent of payment of the Repayment Amount to the Letter of Credit Agent pursuant to either SECTION 5.2 or 6.2 of the Security Agreement, or other receipt of notice that the Repayment Amount has been paid, the Administrative Agent shall immediately submit a second draw on the Letter of Credit for the lesser of (x) the amount of such excess principal plus accrued and unpaid interest (or discount) on such Defaulted Loans over the Letter of Credit Amount prior to giving effect to the first draw or (y) the Letter of Credit Amount after giving effect to the payment of such Repayment Amount.

                           (b) DRAWS UPON L/C EXPIRATION DATE. On the fourth
                  Business Day preceding the L/C Expiration Date, the Servicer shall (i) prepare a Servicer's Certificate (with copies to the Letter of Credit Agent and the Guarantor) to instruct the Administrative Agent to (1) draw on the Letter of Credit on the third Business Day preceding the L/C Expiration Date in an amount equal to the Letter of Credit Amount then in effect and
                  (2) wire transfer the proceeds of such drawing to the Collateral Agent for deposit into the Reserve Account maintained by the Collateral Agent pursuant to SECTION 5.7 of the Security Agreement and (ii) on such day, transmit the Servicer's Certificate to the Letter of Credit Agent for verification of the Letter of Credit Amount. The Letter of Credit Agent shall make the verification to the Servicer with a copy to the Collateral Agent.

                                   ARTICLE V

               ADDITIONAL SERIES 2000-1 EARLY AMORTIZATION EVENTS

                  SECTION 5.01. ADDITIONAL SERIES 2000-1 EARLY AMORTIZATION EVENTS. If any one of the events specified in SECTION 7.01 of the Agreement (after any grace periods or consents applicable thereto) or any one of the following events (each, a "SERIES 2000-1 EARLY AMORTIZATION EVENT"), after grace periods or consents applicable thereto, shall occur during the Series 2000-1 Revolving Period:

                           (a) (i) failure on the part of the Servicer or the
                  Guarantor to direct any payment or deposit to be made, or failure of any payment or deposit to be made, in respect of interest owing on any Series 2000-1 VFC Certificate within three (3) Business Days of the date such interest is due, (ii) failure on the part of the Servicer or the Guarantor to direct any payment or deposit to be made, or failure of any payment or deposit to be made, in respect of principal owing on the Series 2000-1 VFC Certificate on the date such principal is due or (iii) failure on the part of the Servicer or the Guarantor to direct any payment or deposit to be made, or of the Company or the Guarantor to make any payment or deposit in respect of any other amounts owing by the Company, under any Pooling and Servicing Agreement to or for the benefit of the Series 2000-1 Purchaser within three (3) Business Days of the date such amount is due or such deposit is required to be made;

                           (b) (i) failure on the part of the Company duly to
                  observe or perform in any material respect any covenant or agreement set forth in SUBSECTION 2.06(g) or 2.06(j)(i) or
                  (ii) of the Pooling Agreement; or (ii) failure on the part of the Company duly to observe or perform in any material respect any other covenant or agreement of the Company set forth in any Pooling and Servicing Agreement (including each covenant contained in SECTIONS 2.07 and 2.08 of the Agreement) that continues unremedied thirty (30) days after the earlier of (A) the date on which a Responsible Officer of the Company or a Responsible Officer of the Servicer has knowledge of such failure and (B) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Trustee, or to the Company and the Trustee by the Letter of Credit Agent or Administrative Agent;

                           (c) any representation or warranty made or deemed
                  made by the Company in any Pooling and Servicing Agreement to or for the benefit of the Series 2000-1 Purchaser shall prove to have been incorrect in any material respect when made or when deemed made and as a result of such incorrectness, the interests, rights or remedies of the Series 2000-1 Purchaser have been materially and adversely affected; PROVIDED, HOWEVER, that a Series 2000-1 Early Amortization Event shall not be deemed to have occurred under this paragraph if the incorrectness of such representation or warranty gives rise to an obligation to repurchase or make an adjustment payment in respect of the related Purchased Loans and the Company has repurchased or made an adjustment payment in respect of the related Purchased Loan or all such Purchased Loans, if applicable, in accordance with the provisions of any Pooling and Servicing Agreement.

                           (d) a Servicer Default other than any Servicer
                  Default that is within SUBSECTION 5.01(a) above shall have occurred and be continuing;

                           (e) a Purchase Termination Event shall have occurred
                  and be continuing;

                           (f) any of the Agreement, the Servicing Agreement,
                  this Supplement or the Sale Agreement shall cease, for any reason, to be in full force and effect, or the Company, the Servicer, the Sellers, or any Affiliate of any of the foregoing, shall so assert in writing;

                           (g) the Trust shall for any reason cease to have a
                  valid and perfected first priority undivided ownership or first priority security interest in any or all of the Trust Assets (subject to no other Liens other than any Permitted Liens) or any of the Servicer, the Sellers, the Company or any Affiliate of any of the foregoing, shall so assert;

                           (h) a Federal tax notice of a Lien, in an amount
                  equal to or greater than $100,000, shall have been filed against the Company or the Trust unless there shall have been delivered to the Trustee, the Letter of Credit Agent, the Administrative Agent and the Series 2000-1 Rating Agencies proof of release of such Lien;

                           (i) a notice of a Lien shall have been filed by the
                  PBGC against the Company or the Trust under Section 412(n) of the Code or Section 302(f) of ERISA for a failure to make a required installment or other payment to a plan to which Section 412(n) of the Code or Section 302(f) of ERISA applies unless there shall have been delivered to the Trustee, the Letter of Credit Agent, the Administrative Agent and the Series 2000-1 Rating Agencies proof of the release of such Lien;

                           (j) one or more judgments for the payment of money
                  (to the extent not bonded or covered by insurance to the reasonable satisfaction of the Administrative Agent) shall be rendered against the Company (i) in an aggregate amount greater than $100,000 or (ii) that, individually or in the aggregate, have resulted or could reasonably be expected to result in a Material Adverse Effect;

                           (k) (i) the Credits Outstanding shall exceed the
                  Available Liquidity Commitment or (ii) the Series 2000-1 Invested Amount shall exceed the Series 2000-1 Maximum Invested Amount;

                           (l) a Default or Event of Default shall have occurred
                  and be continuing;

                           (m) the Liquidity Commitment shall have been
                  terminated pursuant to SECTION 4.02 of the Liquidity
                  Agreement;

                           (n) the amount available to be drawn under the
                  Guaranty shall be less than the Aggregate Invested Amount;

then, in the case of (x) any event described in SECTION 7.01 of the Agreement, automatically without any notice or action on the part of the Trustee, Series 2000-1 Purchaser, the Administrative Agent, the Letter of Credit Agent or the Collateral Agent, an early amortization period shall immediately commence or (y) any event described above, after the applicable grace period (if any) set forth in the applicable subsection, the Trustee may, and at the written direction of the Majority Letter of Credit Banks and the Majority Liquidity Banks, shall, by written notice then given to the Guarantor, the Company, BAFC and the Servicer, declare that an early amortization period has commenced as of the date of such notice with respect to Series 2000-1 (any such period under clause (x) or (y) above, a "SERIES 2000-1 EARLY AMORTIZATION PERIOD"). Upon the occurrence of a Series 2000-1 Early Amortization Event or a Potential Series 2000-1 Early Amortization Event, the Trustee may, or shall at the written direction of the Letter of Credit Agent or the Administrative Agent, direct each Obligor to make all payments with respect to Purchased Loans directly to the Collection Account.

                                   ARTICLE VI

                                  SERVICING FEE

                  SECTION 6.01. SERVICING COMPENSATION. A servicing fee (the "SERIES 2000-1 MONTHLY SERVICING FEE") shall be payable to the Servicer as specified in SUBSECTION 2.05(a) of the Servicing Agreement.

                                   ARTICLE VII

                                   COVENANTS;
                                 REPRESENTATIONS
                                 AND WARRANTIES

                  SECTION 7.01. REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE SERVICER.

                           (a) The Company and the Servicer each hereby
                  represents and warrants to the Trustee and the Series 2000-1 Purchaser that each and every of their respective representations and warranties contained in the Agreement and the Servicing Agreement is true and correct as of the Series 2000-1 Issuance Date and as of the date of each Series 2000-1 Increase.

                           (b) The Company hereby represents and warrants to the
                  Trustee and the Trust, for the benefit of the Holders, on each Loan Purchase Date that since the Effective Date, no material adverse change has occurred in the overall rate of collection of the Purchased Loans.

                  SECTION 7.02. COVENANTS OF THE COMPANY AND THE SERVICER. The Company (solely with respect to clauses (a), (b), (c), (d) and (e) below) and the Servicer hereby agree, in addition to their obligations under the Agreement and the Servicing Agreement, that:

                           (a) they shall not terminate the Agreement unless in
                  compliance with the terms of the Agreement and the Supplements relating to each Outstanding Series;

                           (b) they shall observe in all material respects each
                  and every of their respective covenants (both affirmative and negative) contained in the Agreement, the Servicing Agreement, this Supplement and all other Transaction Documents to which each is a party;

                           (c) they shall afford BAFC, the Administrative Agent,
                  the Letter of Credit Agent, the Collateral Agent, the Trustee or any of their representatives access to all records relating to the Purchased Loans at any reasonable time during regular business hours, upon reasonable prior notice (and without prior notice if a Series 2000-1 Early

                  Amortization Event has occurred), for purposes of inspection and shall permit BAFC, the Administrative Agent, the Letter of Credit Agent, the Collateral Agent or the Trustee or any of their representatives to visit any of the Company's or the Servicer's, as the case may be, offices or properties during regular business hours and as often as may reasonably be requested, subject to the Company's or the Servicer's, as the case may be, normal security and confidentiality requirements and to discuss the business, operations, properties, financial and other conditions of the Company or the Servicer with their respective officers and employees and with their Independent Public Accountants;

                           (d) they shall not waive the provisions of
                  SUBSECTIONS 7.01(d), (e)(i), (f), (g) or (h) or SECTIONS 2.05 or 8.02 of the Sale Agreement without the consent of the Majority Letter of Credit Banks and the Majority Liquidity Banks;

                           (e) neither the Company nor the Servicer shall take
                  any action, nor shall the Servicer permit any Seller to take any action, requiring the satisfaction of the Rating Agency Condition pursuant to any Transaction Document without the prior written consent of the Majority Letter of Credit Banks and the Majority Liquidity Banks; and

                           (f) the Servicer shall cooperate in good faith to
                  allow the Trustee to use the Servicer's available facilities and expertise upon the Servicer's termination or default.

                  SECTION 7.03. NEGATIVE COVENANT OF THE COMPANY; COVENANTS OF THE SERVICER.

                           (a) The Company shall not declare or pay any dividend
                  on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any shares of any class of capital stock of the Company, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of the Company (such declarations, payments, setting apart, purchases, redemptions, defeasance, retirements, acquisitions and distributions being herein called "RESTRICTED PAYMENTS") while Series 2000-1 is an Outstanding Series, except (i) from amounts distributed to the Company (x) in respect of the Exchangeable Company Interest, PROVIDED that on the date any such Restricted Payment is made, the Company is in compliance with its payment obligations under SECTION 2.05 of the Agreement or (y) pursuant to SUBSECTION 3A.05; (ii) in compliance with all terms of the Transaction Documents and
                  (iii) such Restricted Payment is made in accordance with all corporate and legal formalities applicable to the Company; PROVIDED that no Restricted Payment shall be made if a Series 2000-1 Early Amortization Event has occurred and is continuing (or would occur as a result of making such Restricted Payment).

                           (b) The Servicer hereby agrees that it shall observe
                  each and all of its covenants (both affirmative and negative) contained in each Pooling and Servicing Agreement in all material respects and that it shall:

                                    (i) provide to the Letter of Credit Agent,
                           the Administrative Agent and the Collateral Agent, simultaneously with delivery to the Trustee or the Series 2000-1 Rating Agencies, all reports, notices, certificates, statements and other documents required to be delivered to the Trustee or the Series 2000-1 Rating Agencies pursuant to the Agreement, the Servicing Agreement and the other Transaction Documents and furnish to the Letter of Credit Agent, the Administrative Agent and the Collateral Agent promptly after receipt thereof a copy of each material notice, material demand or other material communication (excluding routine communications) received by or on behalf of the Company or the Servicer with respect to the Transaction Documents; and

                                    (ii) provide notice to the Letter of Credit
                           Agent, the Administrative Agent and the Collateral Agent of the appointment of a Successor Servicer pursuant to SECTION 6.02 of the Servicing Agreement.

                  SECTION 7.04. OBLIGATIONS UNAFFECTED. The obligations of the Company and the Servicer to the Letter of Credit Agent, the Administrative Agent, the Collateral and the Series 2000-1 Purchaser under this Supplement shall not be affected by reason of any invalidity, illegality or irregularity of any of the Purchased Loans or any sale of any of the Purchased Loans.

                                  ARTICLE VIII

                              CONDITIONS PRECEDENT

                  SECTION 8.01. CONDITIONS PRECEDENT TO EFFECTIVENESS OF SUPPLEMENT. This Supplement will become effective on the date on which the following conditions precedent have been satisfied:

                           (a) TRANSACTION DOCUMENTS. BAFC, the Trustee, the
                  Collateral Agent, the Letter of Credit Agent and the Administrative Agent shall have received an original copy for itself, each executed and delivered in form and substance satisfactory to BAFC, the Letter of Credit Agent and the Administrative Agent, of (i) the Agreement executed by a duly authorized officer of each of the Company, the Servicer and the Trustee, (ii) this Supplement executed by a duly authorized officer or authorized representative of each of the Company, the Servicer, the Trustee, the Administrative Agent, the Letter of Credit Agent, the Collateral Agent and the Series 2000-1 Purchaser and (iii) the other Transaction Documents duly executed by the parties thereto.

                           (b) CORPORATE DOCUMENTS; CORPORATE PROCEEDINGS OF THE
                  COMPANY, THE SELLERS AND THE SERVICER. BAFC, the Trustee, the Collateral Agent, the Letter of Credit

                  Agent and the Administrative Agent shall have received from the Company and each Seller, complete copies of:

                                    (i) a copy of the certificate of
                           incorporation including all amendments thereto, of such Person, certified as of a recent date by the Secretary of State or other appropriate authority of the jurisdiction of incorporation, as the case may be, and a certificate of compliance, of status or of good standing (or other similar certificate, if any), as and to the extent applicable, of each such Person as of a recent date, from the Secretary of State or other appropriate authority of such jurisdiction;

                                    (ii) a certificate of a Responsible Officer
                           of such Person dated the Series 2000-1 Issuance Date and certifying (A) that attached thereto is a true and complete copy of the By-laws of such Person in effect as of the Series 2000-1 Issuance Date, (B) that attached thereto is a true and complete copy of the resolutions, in form and substance reasonably satisfactory to BAFC, the Letter of Credit Agent and the Administrative Agent, of the Board of Directors of such Person or committees thereof authorizing the execution, delivery and performance of the transactions contemplated by the Transaction Documents, and that such resolutions have not been amended, modified, revoked or rescinded and are in full force and effect on the Series 2000-1 Issuance Date, (C) that the certificate of incorporation of such Person has not been amended since the last amendment thereto shown on the certificate of the Secretary of State or other appropriate authority of the jurisdiction of incorporation of such Person furnished pursuant to clause (i) above and (D) as to the incumbency and specimen signature of each officer executing any Transaction Documents or any other document delivered in connection herewith or therewith on behalf of such Person; and

                                    (iii) a certificate of another Responsible
                           Officer as to the incumbency and specimen signature of the Responsible Officer executing the certificate pursuant to clause (ii) above.

                           (c) GOOD STANDING CERTIFICATES. BAFC, the Trustee,
                  the Collateral Agent, the Letter of Credit Agent and the Administrative Agent shall have received copies of certificates of compliance, of status or of good standing (or similar certificate, if any), dated as of a recent date from the Secretary of State or other appropriate authority of such jurisdiction, with respect to such Person in each jurisdiction where the ownership, lease or operation of property or the conduct of business requires it to qualify as a foreign corporation, except where the failure to so qualify would not reasonably be expected to have a material adverse effect on the business, operations, properties or condition (financial or otherwise) of such Person.

                           (d) CONSENTS, LICENSES, APPROVALS, ETC. BAFC, the
                  Trustee, the Collateral Agent, the Letter of Credit Agent and the Administrative Agent shall have received certificates dated the Series 2000-1 Issuance Date of a Responsible Officer of such Person either (i) attaching copies of all material consents, licenses, approvals, registrations or filings required in connection with the execution, delivery and performance by such Person of the Agreement, this Supplement, the Sale Agreement and/or the Servicing Agreement, as the case may be, and the validity and enforceability of the Agreement, this Supplement, the Sale Agreement, and/or the Servicing Agreement against such Person and such consents, licenses and approvals shall be in full force and effect or (ii) stating that no such consents, licenses, approvals registrations or filings are so required, except for (a) the filing of UCC financing statements (or similar filings) in any applicable jurisdictions necessary to perfect the Trusts' ownership or security interesting the Purchased Loans; and (b) those that may be required under state securities or "blue sky" laws; PROVIDED, that the Company makes no representation or warranty as to whether any action , consent, or approval of, registration or filing with any other action by any Governmental Authority is or will be required in connection with the distribution of the Certificates and Interests.

                           (e) LIEN SEARCHES. BAFC, the Collateral Agent, the
                  Letter of Credit Agent, the Administrative Agent and the Trustee shall have received the results of a recent search satisfactory to BAFC, the Letter of Credit Agent and the Administrative Agent of any UCC filings (or equivalent filings) made with respect to the Company and the Sellers (and with respect to such other Persons as BAFC, the Letter of Credit Agent or the Administrative Agent deems necessary) in the jurisdictions in which the Sellers and the Company are required to file financing statements pursuant to SUBSECTION 8.01(s), together with copies of the financing statements (or similar documents) disclosed by such search, and accompanied by evidence satisfactory to BAFC, the Letter of Credit Agent and the Administrative Agent that any Liens disclosed by such search would be Permitted Liens or have been released.

                           (f) LEGAL OPINIONS. BAFC, the Collateral Agent, the
                  Letter of Credit Agent, the Administrative Agent and the Trustee shall have received opinions of counsel to the Company and the Sellers, dated the Series 2000-1 Issuance Date, as to corporate, bankruptcy, perfection and other matters, in form and substance reasonably acceptable to BAFC, the Letter of Credit Agent and the Administrative Agent and their counsel.

                           (g) FEES. BAFC, the Collateral Agent, the Letter of
                  Credit Agent, the Administrative Agent and the Trustee shall have received payment of all fees and other amounts due and payable to any of them on or before the Series 2000-1 Issuance Date.

                           (h) CONDITIONS UNDER THE SALE AGREEMENT. A
                  Responsible Officer of the Sellers and of the Company, respectively, shall have certified that all conditions to the obligations of the Sellers and of the Company under the Sale Agreement shall have been satisfied in all material respects.

                           (i) COMPANY'S BOARD OF DIRECTORS. The composition of
                  the Company's Board of Directors (including two independent directors) shall be reasonably acceptable to BAFC, the Letter of Credit Agent and the Administrative Agent.

                           (j) FINANCIAL STATEMENTS. BAFC, the Trustee, the
                  Collateral Agent, the Letter of Credit Agent and the Administrative Agent shall have received the consolidated balance sheets and statements of income, stockholders' equity and cash flows of Bunge and its Subsidiaries on a consolidated basis as of and for the fiscal year ended December 31, 1999, audited by and accompanied by a copy of the opinion of Deloitte & Touche, Independent Public Accountants.

                           (k) SOLVENCY CERTIFICATE. BAFC, the Collateral Agent,
                  the Letter of Credit Agent, the Administrative Agent and the Trustee shall have received a certificate dated the Series 2000-1 Issuance Date and signed by a Responsible Officer of the Company, in form satisfactory to BAFC, the Letter of Credit Agent and the Administrative Agent, to the effect that the Company will be Solvent after giving effect to the transactions occurring on the Series 2000-1 Issuance Date.

                           (l) REPRESENTATIONS AND WARRANTIES. On the Series
                  2000-1 Issuance Date, the representations and warranties of the Company and the Servicer in the Agreement, the Servicing Agreement and this Supplement shall be true and correct in all material respects.

                           (m) ESTABLISHMENT OF ACCOUNTS. BAFC, the Collateral
                  Agent, the Letter of Credit Agent, the Administrative Agent and the Trustee (x) shall have received evidence of the establishment of the Collection Account and the Collateral Accounts (other than the Reserve Account) and (y) shall otherwise be satisfied with the arrangements for collection of the Purchased Loans pursuant to the Transaction Documents.

                           (n) BAFC RATING. BAFC, the Collateral Agent, the
                  Administrative Agent and the Trustee shall have received a letter from S&P confirming its "A-1" rating of BAFC's commercial paper, a letter from Moody's confirming its "P-1" rating of BAFC's commercial paper and a letter from Fitch confirming its "F1" rating of BAFC's commercial paper.

                           (o) DAILY REPORT. BAFC, the Collateral Agent, the
                  Administrative Agent and the Trustee shall have received a Daily Report on the Series 2000-1 Issuance Date.

                           (p) NO LITIGATION. BAFC, the Trustee, the Collateral
                  Agent, the Letter of Credit Agent and the Administrative Agent shall have received confirmation that there is no pending or, to their knowledge after due inquiry, threatened action or proceeding affecting a Seller, the Servicer, the Company or any of their Subsidiaries before any Governmental Authority that could reasonably be expected to have a Material Adverse Effect.

                           (q) BACK-UP SERVICING ARRANGEMENTS. BAFC, the
                  Trustee, the Collateral Agent, the Letter of Credit Agent and the Administrative Agent shall have received evidence that each Seller and the Servicer maintains disaster recovery systems and back-up computer and other information management systems that, in BAFC's, the Letter of Credit Agent's and the Administrative Agent's reasonable judgement, are sufficient to protect such Seller's and such Servicer's business against material interruption or loss or destruction of its primary computer and information management systems.

                           (r) FILINGS, REGISTRATIONS AND RECORDINGS.

                                    (i) Each Seller shall have filed and
                           recorded before such Series 2000-1 Issuance Date, at its own expense, UCC-1 financing statements (or other similar filings) with respect to the Purchased Loans and other Loan Assets (as defined with respect to the Sale Agreement) in such manner and in such jurisdictions as are necessary to perfect the Company's ownership interest thereof under the relevant UCC (or similar laws) and delivered evidence of such filings to BAFC, the Trustee, the Collateral Agent, the Letter of Credit Agent and the Administrative Agent on or prior to such Series 2000-1 Issuance Date, and all other action (including but not limited to notifying related Obligors of the assignment of a Purchased Loan, except to the extent that the relevant UCC and other similar laws (to the extent applicable) permit the Seller (or the Company or its assignees) to provide such notification subsequent to the 2000-1 Issuance Date without materially impairing the Company's ownership of or security interest in the Purchased Loans and without incurring material expenses in connection with such notification) necessary to perfect under the relevant UCC and other similar laws (to the extent applicable) in jurisdictions outside the United States (to the extent applicable) the Company's ownership of or security interest in the Purchased Loans and other Loan Assets (as defined with respect to the Sale Agreement) shall have been duly taken; and

                                    (ii) The Company (or the Servicer on its
                           behalf) shall have filed and recorded before such Series 2000-1 Issuance Date, at its own expense, UCC-1 financing statements (or other similar filings) with respect to the Trust Assets in such manner and in such jurisdictions as are necessary to perfect and maintain perfection of the assignment of the Trust Assets to the Trust and delivered evidence of such filings to the BAFC, the Trustee, the Collateral Agent, the Letter of Credit Agent and the Administrative Agent on or prior to such Series 2000-1 Issuance Date, and all other action (including but not limited to notifying related Obligors of the assignment of a Purchased Loan, except to the extent that the relevant UCC and other similar laws (to the extent applicable) permit the Company (or its assignees) to provide such notification subsequent to the Series 2000-1 Issuance Date without materially impairing the Trust's ownership or security interest of the Trust Assets and without incurring material expenses in connection with such notification) necessary to perfect under the relevant UCC and other similar laws (to the extent applicable) in jurisdictions outside the United

                           States (to the extent applicable) the Trust's security interest or ownership of the Trust Assets shall have been duly taken by the Company (or by the Servicer on behalf of the Company).

                           (s) OTHER REQUESTS. The Collateral Agent, the Letter
                  of Credit Agent and the Administrative Agent shall have received such other approvals, opinions or documents as it may reasonably request.

                                   ARTICLE IX

                                  MISCELLANEOUS

                  SECTION 9.01. RATIFICATION OF AGREEMENT. As supplemented by this Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Supplement shall be read, taken and construed as one and the same instrument.

                  SECTION 9.02. GOVERNING LAW. THIS SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT ISSUES OF PERFECTION ARE GOVERNED BY THE LAWS OF ANOTHER JURISDICTION.

                  SECTION 9.03. FURTHER ASSURANCES. Each of the Company, the Servicer and the Trustee agrees, from time to time, to do and perform any and all acts and to execute any and all further instruments required or reasonably requested by BAFC, the Letter of Credit Agent or the Administrative Agent more fully to effect the purposes of this Supplement and the sale of the Series 2000-1 VFC Certificate and the Series 2000-1 VFC Beneficial Interests hereunder, including, without limitation, in the case of the Company and the Servicer, the execution of any financing or registration statements or similar documents or notices or continuation statements relating to the Purchased Loans and the other Trust Assets for filing or registration under the provisions of the relevant UCC or similar legislation of any applicable jurisdiction, provided that, in the case of the Trustee, in furtherance and without limiting the generality of SUBSECTION 8.01(d) of the Agreement, the Trustee shall have received reasonable assurance in writing of adequate reimbursement and indemnity in connection with taking such action before the Trustee shall be required to take any such action.

                  SECTION 9.04. PAYMENTS. Each payment to be made hereunder shall be made on the required payment date in Dollars and in immediately available funds, and if such payment is to be made to the Series 2000-1 Purchaser or any Secured Party, such payment shall be deposited in the Cash Collateral Account for distribution in accordance with the Security Agreement. If neither BAFC nor the Collateral Agent is the registered holder of the Series 2000-1 VFC Certificate, such payments shall be made in accordance with the payment instructions from any subsequent registered holder of the Series 2000-1 VFC Certificate.

                  SECTION 9.05. COSTS AND EXPENSES. The Company agrees to pay all reasonable fees and out-of-pocket costs and expenses of BAFC (including, without limitation, reasonable fees and disbursements of counsel to BAFC) in connection with (i) the preparation, execution and delivery of this Supplement, the Agreement, and the other Transaction Documents and amendments or waivers of any such documents, (ii) the reasonable enforcement by BAFC of the obligations and liabilities of the Company and the Servicer under the Agreement, this Supplement or any related document, (iii) any restructuring or workout of the Agreement, this Supplement or any related document and (iv) any inspection of the Company's and/or the Servicer's offices, properties, books and records and any discussions with the officers, employees and the Independent Public Accountants of the Company or the Servicer; PROVIDED, HOWEVER, that any payments made by the Company pursuant to this Section shall be Company Subordinated Obligations.

                  SECTION 9.06. NO WAIVER; CUMULATIVE REMEDIES. No failure to exercise and no delay in exercising, on the part of the Trustee, the Letter of Credit Agent, the Administrative Agent, the Series 2000-1 Purchaser or the Collateral Agent, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

                  SECTION 9.07. AMENDMENTS.

                           (a) Subject to SUBSECTION (c) of this SECTION 9.07,
                  this Supplement may be amended in writing from time to time by the Servicer, the Company and the Trustee, with the prior written notice to BAFC, the Collateral Agent, the Letter of Credit Agent and the Administrative Agent, but without the consent of BAFC, the Collateral Agent, the Letter of Credit Agent and the Administrative Agent, to cure any ambiguity, to correct or supplement any provisions herein which may be inconsistent with any other provisions herein or to add any other provisions to or change in any manner or eliminate any of the provisions with respect to matters or questions raised under this Supplement which shall not be inconsistent with the provisions of any Pooling and Servicing Agreement; PROVIDED, HOWEVER, that such action shall not, as evidenced by a Responsible Officer's Certificate of the Servicer delivered to the Trustee upon which the Trustee may conclusively rely, have a Material Adverse Effect (but, to the extent that the determination of whether such action would have a Material Adverse Effect requires a conclusion as to a question of law, an Opinion of Counsel shall be delivered by the Servicer to the Trustee in addition to such Responsible Officer's Certificate). The Trustee may, but shall not be obligated to, enter into any such amendment pursuant to this paragraph or paragraph (b) below that affects the Trustee's rights, duties or immunities under any Pooling and Servicing Agreement or otherwise.

                           (b) Subject to SUBSECTION (c) of this SECTION 9.07,
                  this Supplement may also be amended (other than in the circumstances referred to in SUBSECTION (a)) in writing from time to time by the Servicer, the Company and the Trustee with the written consent of BAFC, the Collateral Agent, the Letter of Credit Agent, the Majority Letter of Credit Banks, the Administrative Agent and the Majority Liquidity Banks for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Supplement or of modifying in any manner the rights of BAFC, the Collateral Agent, the Letter of Credit Agent, the Letter of Credit Banks, the Administrative Agent or the Liquidity Banks; PROVIDED, HOWEVER, that no such amendment shall, unless signed or consented to in writing by the Letter of Credit Banks and all Liquidity Banks, (i) extend the time for payment, or reduce the amount, of any amount of money payable to or for the account of the Series 2000-1 Purchaser under any provision of this Supplement or extend the Series 2000-1 Termination Date,
                  (ii) subject the Series 2000-1 Purchaser to any additional obligation (including, without limitation, any change in the determination of any amount payable by the Series 2000-1 Purchaser) or (iii) change the Series 2000-1 Maximum Invested Amount or the number of Letter of Credit Banks or Liquidity Banks which shall be required for any action under this subsection or any other provision of this Supplement.

                           (c) No amendment to this Supplement shall be
                  effective until (i) if such amendment is material, the Rating Agency Condition is satisfied and (ii) with respect to all such amendments, prior written notice is given to the Series 2000-1 Rating Agencies.

                           (d) The Company and the Trustee hereby agree that the
                  Company and the Trustee may not perform a Company Exchange in accordance with SECTION 5.10 of the Agreement without obtaining (i) the prior written consent of BAFC, the Letter of Credit Banks having, in the aggregate, more than 66-2/3% of the Letter of Credit Commitment and the Liquidity Banks having, in the aggregate, more than 66 2/3% of the Liquidity Commitment, and (ii) satisfaction of the Rating Agency Condition.

                  SECTION 9.08. SEVERABILITY. If any provision hereof is void or unenforceable in any jurisdiction, such status shall not affect the validity or enforceability of (i) such provision in any other jurisdiction or (ii) any other provision hereof in such or any other jurisdiction.

                  SECTION 9.09. NOTICES. All notices, requests and demands to or upon any party hereto to be effective shall be given (i) in the case of the Company, the Servicer and the Trustee, in the manner set forth in SECTION 10.05 of the Agreement and (ii) in the case of the Series 2000-1 Purchaser, the Letter of Credit Agent, each Letter of Credit Bank, each Liquidity Bank, the Administrative Agent, the Collateral Agent and the Series 2000-1 Rating Agencies, in writing (including a confirmed transmission by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand or three days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, at their respective Notice Addresses or to such other address as may be hereafter notified by the respective parties hereto.

                  SECTION 9.10. SUCCESSORS AND ASSIGNS.

                           (a) This Supplement shall be binding upon and inure
                  to the benefit of the parties hereto and their respective successors and assigns.

                           (b) Neither the Company nor the Servicer shall assign
                  or delegate any of its rights or duties hereunder other than to an Affiliate thereof without the prior written consent of the Trustee, the Series 2000-1 Purchaser, the Letter of Credit Agent, the Administrative Agent and the Collateral Agent, and any attempted assignment without such consent shall be null and void.

                           (c) Notwithstanding any other provisions herein, no
                  transfer or assignment of any interests or obligations of the Series 2000-1 Purchaser hereunder or any grant of participation therein shall be permitted (i) if such transfer, assignment or grant would result in a prohibited transaction under Section 4975 of the Internal Revenue Code or Section 406 of ERISA or cause the Trust Assets to be regarded as "plan assets" pursuant to 29 C.F.R. ss. 2510.3-101, and (ii) unless the transferee shall deliver to the Trustee, the Company and the Collateral Agent an officer's certificate and an opinion of counsel that such transfer, assignment or grant would not require the Company or the Sellers to file a registration statement with the Securities and Exchange Commission.

                  SECTION 9.11. COUNTERPARTS. This Supplement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement.

                  SECTION 9.12. SETOFF. In addition to any rights and remedies of the Series 2000-1 Purchaser provided by law, the Series 2000-1 Purchaser shall have the right, without prior notice to the Company, any such notice being expressly waived by the Company to the extent permitted by applicable law, upon any amount becoming due and payable by the Company hereunder or under the Series 2000-1 VFC Certificate to setoff and appropriate and apply against any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Series 2000-1 Purchaser to or for the credit or the account of the Company. The Series 2000-1 Purchaser agrees promptly to notify the Company, the Trustee, the Letter of Credit Agent, the Collateral Agent and the Administrative Agent after any the setoff and application made by the Series 2000-1 Purchaser; PROVIDED that the failure to give such notice shall not affect the validity of such setoff and application.

                  SECTION 9.13. NO BANKRUPTCY PETITION; NO RECOURSE.

                           (a) (i) The Series 2000-1 Purchaser, the Collateral
                  Agent, the Administrative Agent, the Liquidity Banks, the Letter of Credit Agent, the Letter of Credit Banks, the Servicer and the Trustee each hereby covenants and agrees that prior to the date which is one year and one day after all Investor Certificates of each Outstanding Series are repaid in full it will not institute against, or join with or assist any other Person in instituting against, the Company any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other similar proceedings under any Applicable Insolvency Laws. (ii) Notwithstanding anything elsewhere herein contained, the sole remedy of the Collateral Agent, the Administrative Agent, the Liquidity Banks, the Letter of Credit Agent, the Letter of Credit Banks, the Servicer, the Trustee, the Series 2000-1 Purchaser, or any other Person in respect of any obligation, covenant, representation, warranty or agreement of the Company under or related to this Supplement shall be against the assets of the Company. Neither the Collateral Agent, nor the Administrative Agent, nor the Liquidity Banks, nor the Letter of Credit Agent, nor the Letter of Credit Banks, nor the Series 2000-1 Purchaser, nor the Trustee, nor the Servicer, nor any other Person shall have any claim against the Company to the extent that such assets are insufficient to meet any such obligation, covenant, representation, warranty or agreement (the difference being referred to herein as "shortfall") and all claims in respect of the shortfall shall be extinguished. A director, officer, employee or shareholder, as such, of the Servicer or the Company shall not have liability for any obligation of the Servicer or the Company hereunder or under any Transaction Document or for any claim based on, in respect of, or by reason of, any Transaction Document, unless such claim results from the gross negligence, fraudulent acts or willful misconduct of such director, officer, employee or shareholder.

                           (b)

                                    (i) The Trustee, the Company, the Servicer,
                           the Collateral Agent, the Administrative Agent, the Liquidity Banks, the Letter of Credit Agent and the Letter of Credit Banks, each hereby covenant and agree that prior to the date which is one year and one day after the latest of (A) the last day of the Series 2000-1 Amortization Period, (B) the date on which all Series 2000-1 Aggregate Unpaids are repaid in full, and (C) the date on which all outstanding Commercial Paper of BAFC is paid in full, it will not institute against, or join with or assist any other Person in instituting against, BAFC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other similar proceedings under any Applicable Insolvency Laws.

                                    (ii) Notwithstanding any other provision
                           hereof or of any other Transaction Documents, the sole remedy of the Collateral Agent, the Administrative Agent, the Liquidity Banks, the Letter of Credit Agent, the Letter of Credit Banks, the Servicer, the Trustee or any other Person in respect of any obligation, covenant, representation, warranty or agreement of BAFC under or related to this Supplement or any other Transaction Document shall be against the assets of BAFC. Neither the Collateral Agent, nor the Administrative Agent, nor any Liquidity Bank, nor the Letter of Credit Agent, nor any Letter of Credit Bank, nor the Servicer, nor the Trustee nor any other Person shall have any claim against BAFC to the extent that such assets are insufficient to meet such obligations, covenant, representation, warranty or agreement (the difference being referred to herein as a "SHORTFALL") and all claims in respect of the shortfall shall be extinguished; PROVIDED, HOWEVER, that the provisions of this SECTION 9.13 apply solely to the obligations of BAFC and shall not extinguish such shortfall for purposes of the obligations of the Guarantor to any Person under the Guaranty.

                           The provisions of this SECTION 9.13 shall survive termination of this Agreement.

                  SECTION 9.14. LIMITATION ON ADDITION OF SELLERS. Notwithstanding anything to the contrary contained in the Sale Agreement or the Agreement, the Company shall not consent to the addition of a Seller thereunder unless each of the following conditions shall have been satisfied.

                                    (i) Each of the conditions set forth in
                           SECTION 3.05 of the Sale Agreement shall have been satisfied and the Trustee shall have received evidence in the form of a Responsible Officer's Certificate as to that fact.

                                    (ii) The Company, the Trustee, the
                           Collateral Agent, the Administrative Agent and the Letter of Credit Agent, shall have received confirmation that there is no pending or, to its knowledge after due inquiry, threatened action or proceeding affecting such additional Seller before any Governmental Authority (A) that could reasonably be expected to have a Material Adverse Effect, or (B) that purports to affect the legality, validity or enforceability or this Supplement, the Agreement or any other Transaction Document or any of the transactions contemplated hereby or thereby.

                                    (iii) The Company, the Trustee, the
                           Collateral Agent, the Administrative Agent and the Letter of Credit Agent shall have received evidence that the Rating Agency Condition shall have been satisfied with respect to the addition of such Seller.

                                    (iv) The Administrative Agent and the Letter
                           of Credit Agent shall have provided prior written consent to the addition of such Seller to Bunge.

                                    (v) The Company, the Administrative Agent,
                           the Letter of Credit Agent, the Collateral Agent and the Trustee shall have received Opinions of Counsel of outside counsel addressed to the Company, the Administrative Agent, the Letter of Credit Agent, the Collateral Agent and the Trustee covering matters with respect to such Seller as were covered in the Opinions of Counsel delivered on the Series 2000-1 Issuance Date with respect to the original Sellers.

                                    (vi) The Company, the Trustee, the
                           Collateral Agent, the Administrative Agent and the Letter of Credit Agent shall have received a certificate prepared by a Responsible Officer of the Servicer certifying that after giving effect to the addition of such Seller, the Credits Outstanding shall be equal to or less than the Available Liquidity Commitment on the related Seller Addition Date.

                  SECTION 9.15. JPMORGAN CHASE CONFLICT WAIVER. JPMorgan Chase acts as Depositary, Administrative Agent and Liquidity Bank and may provide other services or facilities from time to time (the "JPMORGAN CHASE ROLES"). Each Liquidity Bank and each other party hereto hereby acknowledges and consents to any and all JPMorgan Chase Roles, waives any objections it may have to any actual or potential conflict of interest caused by JPMorgan Chase's acting as Administrative Agent, Depositary or as Liquidity Bank hereunder and acting as or maintaining any of the JPMorgan Chase Roles, and agrees that in connection with any JPMorgan Chase Role, JPMorgan Chase may take, or refrain from taking, any action which it in its discretion deems appropriate.

                  SECTION 9.16. LIMITED RECOURSE.

                  No recourse under any obligation, covenant or agreement of BAFC contained in the Pooling Agreement shall be had against any incorporator, stockholder, officer, director, employee or agent of BAFC or any of their Affiliates (solely by virtue of such capacity) by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that the Pooling Agreement is solely a corporate obligation of BAFC individually, and that no personal liability whatever shall attach to or be incurred by any incorporator, stockholder, officer, director, employee or agent of BAFC or any of their Affiliates (solely by virtue of such capacity) or any of them under or by reason of any of the obligations, covenants or agreements of BAFC contained in the Pooling Agreement, or implied therefrom, and that any and all personal liability for breaches by BAFC of any of such obligations, covenants or agreements, either at common law or at equity, or by statute, rule or regulation, of every such incorporator, stockholder, officer, director, employee or agent is hereby expressly waived as a condition of and in consideration for the execution of the Pooling Agreement; PROVIDED that the foregoing shall not relieve any such Person from any liability it might otherwise have as a result of fraudulent actions taken or omissions made by them. The provisions of this SECTION 9.16 shall survive termination of the Pooling Agreement.

                                    ARTICLE X

                               FINAL DISTRIBUTIONS

                  SECTION 10.01. CERTAIN DISTRIBUTIONS.

                           (a) Not later than 2:00 p.m., New York City time, on
                  the Distribution Date following the date on which the proceeds from the disposition of the Purchased Loans pursuant to SUBSECTION 7.02(b) of the Agreement are deposited into the Series 2000-1 Collection Subaccount, the Trustee shall distribute such amounts pursuant to Article III of this Supplement.

                           (b) Notwithstanding anything to the contrary in this
                  Supplement or the Agreement, any distribution made pursuant to this Section shall be deemed to be a final distribution pursuant to SECTION 9.03 of the Agreement with respect to the Series 2000-1 VFC Certificate.

                  IN WITNESS WHEREOF, the Company, the Servicer, the Trustee, the Series 2000-1 Purchaser, the Collateral Agent, the Letter of Credit Agent and the Administrative Agent have caused this Second Amended and Restated Series 2000-1 Supplement to be duly executed by their respective officers as of the day and year first above written.

                                       BUNGE FUNDING, INC.


                                       By:  /s/  Morris Kalef
                                       Name:  Morris Kalef
                                       Title:  President


                                       BUNGE MANAGEMENT SERVICES,
                                       INC., as Servicer


                                       By:  /s/  Theodore Fox
                                       Name:  Theodore Fox
                                       Title: Vice President & Treasurer


                                       THE BANK OF NEW YORK,
                                       not in its individual capacity but solely as Trustee


                                       By:  /s/  Martin G. Reed
                                       Name:  Martin G. Reed
                                       Title: Assistant Vice President


                                       BUNGE ASSET FUNDING CORP.,
                                       as the Series 2000-1 Purchaser

                                       By:  /s/  Morris Kalef
                                       Name:  Morris Kalef
                                       Title:  President

                                       THE BANK OF NEW YORK,
                                       as the Collateral Agent


                                       By:  /s/  Martin G. Reed
                                       Name:  Martin G. Reed
                                       Title: Assistant Vice President


                                       COOPERATIEVE CENTRALE
                                       RAIFFEISEN-BOERENLEENBANK B.A.,
                                       "RABOBANK INTERNATIONAL", NEW
                                       YORK BRANCH,
                                       as the Letter of Credit Agent


                                       By:  /s/  Ian Reece
                                       Name:  Ian Reece
                                       Title:  Managing Director


                                       By:  /s/  David W. Nelson
                                       Name:  David W. Nelson
                                       Title:  Managing Director


                                       JPMORGAN CHASE BANK,
                                       as the Administrative Agent


                                       By:  /s/  Gary L. Spevack
                                       Name:  Gary L. Spevack
                                       Title:  Vice President

                                   SCHEDULE I
                       SERIES 2000-1 COLLECTION SUBACCOUNT

Series 2000-1 Collection Subaccount #200805
The Bank of New York
101 Barclay Street
New York, NY  10286

                                                                EXHIBIT A
                                                                   TO
                                                        SERIES 2000-1 SUPPLEMENT

                               BUNGE MASTER TRUST
                      FORM OF SERIES 2000-1 VFC CERTIFICATE

REGISTERED                                          UP TO $930,000,000.00 SERIES
NO. VFC-[ ]                                              2000-1 INVESTED AMOUNT*


                  *THE SERIES 2000-1 INVESTED AMOUNT OF THIS SERIES 2000-1 VFC CERTIFICATE IS SUBJECT TO CHANGE AS DESCRIBED HEREIN.

                  THIS SERIES 2000-1 VFC CERTIFICATE AMENDS AND RESTATES THE SECOND AMENDED AND RESTATED SERIES 2000-1 VFC CERTIFICATE THAT WAS ISSUED ON JULY 12, 2001.

                  THIS SERIES 2000-1 VFC CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT"). NEITHER THIS SERIES 2000-1 VFC CERTIFICATE NOR ANY PORTION HEREOF MAY BE OFFERED OR SOLD EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS.

                  THIS SERIES 2000-1 VFC CERTIFICATE IS NOT PERMITTED TO BE TRANSFERRED, ASSIGNED, EXCHANGED OR OTHERWISE PLEDGED OR CONVEYED EXCEPT IN COMPLIANCE WITH THE TERMS OF THE POOLING AGREEMENT AND SUPPLEMENT REFERRED TO HEREIN.

                  This Series 2000-1 VFC Certificate evidences a fractional undivided interest in the assets of the

                               BUNGE MASTER TRUST

the corpus of which consists of loans made by Bunge Finance Limited and Bunge Finance North America, Inc. to Affiliates, which loans have been purchased by Bunge Funding, Inc., a Delaware corporation, which in turn transferred and assigned such receivables to the Bunge Master Trust.

                  (Not an interest in or recourse obligation of
            Bunge Limited (except in its capacity as the Guarantor),
           Bunge Funding, Inc. or any of their respective Affiliates)

                               This certifies that

                            BUNGE ASSET FUNDING CORP.

(the "SERIES 2000-1 VFC CERTIFICATEHOLDER") is the registered owner of a fractional undivided interest in the assets of Bunge Master Trust (the "TRUST") originally created pursuant to the Pooling Agreement, dated as of August 25, 2000 (as the same may from time to time be amended, restated, supplemented or otherwise modified thereafter, the "POOLING AGREEMENT"), by and among Bunge Funding, Inc., a Delaware corporation (the "COMPANY"), Bunge Management Services, Inc., a Delaware corporation, as Servicer (the "SERVICER"), and The Bank of New York as trustee (in such capacity, the "TRUSTEE") for the Trust, as supplemented by the Series 2000-1 Supplement, dated as of August 25, 2000 (as amended, supplemented or otherwise modified from time to time, the "Supplement", collectively, with the Pooling Agreement, the "AGREEMENT"), by and among the Company, the Servicer, the Trustee, Bunge Asset Funding Corp. ("BAFC"), The Bank of New York, as collateral agent (in such capacity the "COLLATERAL AGENT"), Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank International", New York Branch, as letter of credit agent (in such capacity, the "LETTER OF CREDIT AGENT") and JPMorgan Chase Bank, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT"). The corpus of the Trust consists of Purchased Loans and all other Trust Assets referred to in the Agreement. Although a summary of certain provisions of the Agreement is set forth below, this Series 2000-1 VFC Certificate does not purport to summarize the Agreement, is qualified in its entirety by the terms and provisions of the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement may be requested by a holder hereof by writing to the Trustee at The Bank of New York, 101 Barclay Street, Fl. 21 West, New York, New York 10286, Attention:
Martin Reed. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in Annex X attached to the Agreement.

                  THIS SERIES 2000-1 VFC CERTIFICATE IS ISSUED UNDER AND IS SUBJECT TO THE TERMS, PROVISIONS AND CONDITIONS OF THE AGREEMENT, TO WHICH AGREEMENT THE SERIES 2000-1 VFC CERTIFICATEHOLDER, BY VIRTUE OF THE ACCEPTANCE HEREOF, ASSENTS AND IS BOUND.

                  The Servicer, the Company, the Series 2000-1 VFC Certificateholder and the Trustee intend, for federal, state and local income and franchise tax purposes only (but for no other purpose), that the Series 2000-1 VFC Certificate be evidence of indebtedness of the Company secured by the Trust Assets and that the Trust not be characterized as an association or publicly traded partnership taxable as a corporation. The Series 2000-1 VFC Certificateholder, by the acceptance hereof, agrees to treat the Series 2000-1 VFC Certificate for federal, state and local income and franchise tax purposes (but for no other purpose) as indebtedness of the Company; PROVIDED, HOWEVER, that nothing in this Series 2000-1 VFC Certificate or in the Transaction Documents shall impose on the Company any personal liability in respect of this Series 2000-1 VFC Certificate.

                  This Series 2000-1 VFC Certificate is the Investor Certificate entitled "Bunge Master Trust, Series 2000-1 VFC Certificate" (the "SERIES 2000-1 VFC CERTIFICATE") representing a fractional undivided interest in the Trust Assets, consisting of the right to receive the distributions specified in the Supplement out of (i) the Series 2000-1 Invested Percentage (expressed as a decimal) of Collections received with respect to the Purchased Loans and all other funds on deposit in the Collection Account and (ii) to the extent such interests appear in the Supplement, all other funds on deposit in the Series 2000-1 Collection Subaccount (collectively, the "SERIES 2000-1 VFC CERTIFICATEHOLDER'S INTEREST"). The Trust Assets are allocated in part to the Series 2000-1 VFC Certificateholder with the remainder allocated to the Investor Certificateholders of other Series, if any, and to the Company. An Exchangeable Company Interest representing the Company's interest in the Trust was issued to the Company pursuant to the Pooling Agreement on August 25, 2000. The Exchangeable Company Interest represents the interest in the Trust Assets not represented by the Investor Certificates of each Outstanding Series. The Exchangeable Company Interest may be decreased by the Company pursuant to the Pooling Agreement in exchange for an increase in the Invested Amount of a Class of Investor Certificates of an Outstanding Series, or one or more newly issued Series of Investor Certificates, upon the conditions set forth in the Agreement.

                  Distributions with respect to this Series 2000-1 VFC Certificate shall be paid by the Trustee in immediately available funds to the Series 2000-1 VFC Certificateholder by depositing such funds in the Cash Collateral Account or, if neither BAFC nor the Collateral Agent is the registered holder of the Series 2000-1 VFC Certificate, in accordance with the payment instructions from any subsequent registered holder of the Series 2000-1 VFC Certificate. Final payment of this Series 2000-1 VFC Certificate shall be made only upon presentation and surrender of this Series 2000-1 VFC Certificate at the office or agency specified in the notice of final distribution delivered by the Trustee to the Series 2000-1 VFC Certificateholder in accordance with the Agreement.

                  THIS SERIES 2000-1 VFC CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, BL (EXCEPT IN ITS CAPACITY AS THE GUARANTOR), THE COMPANY, THE SERVICER OR ANY AFFILIATE OF EITHER OF THEM.

                  The transfer of this Series 2000-1 VFC Certificate shall be registered in the Certificate Register upon surrender of this Series 2000-1 VFC Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by evidence of satisfaction of the transfer restrictions set forth in SUBSECTION 9.10(c) of the Series 2000-1 Supplement and a written instrument of transfer, in a form satisfactory to the Trustee, the Transfer Agent and Registrar, the Company and the Servicer, duly executed by the Series 2000-1 VFC Certificateholder or the Series 2000-1 VFC Certificateholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Series 2000-1 VFC Certificates of authorized denominations and of like aggregate Fractional Undivided Interests will be issued to the designated transferee or transferees.

                  The Company, the Trustee, the Servicer, the Transfer Agent and Registrar, and any agent of any of them, may treat the person whose name is recorded in the Series 2000-1 Register as the Series 2000-1 Purchaser for all purposes of the Supplement, notwithstanding notice to the contrary.

                  It is expressly understood and agreed by the Company and the Series 2000-1 VFC Certificateholder that (i) the Agreement is executed and delivered by the Trustee, not individually or personally but solely as Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it, (ii) the representations, undertakings and agreements made on the part of the Trust in the Agreement are made and intended not as personal representations, undertakings and agreements by the Trustee, but are made and intended for the purpose of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability of the Trustee, individually or personally, to perform any covenant either expressed or implied made on the part of the Trust in the Agreement, all such liability, if any, being expressly waived by the parties who are signatories to the Agreement and by any Person claiming by, through or under such parties; PROVIDED, HOWEVER, the Trustee shall be liable in its individual capacity for its own willful misconduct or gross negligence and for any tax assessed against the Trustee based on or measured by any fees, commission or compensation received by it for acting as Trustee and (iv) under no circumstances shall the Trustee be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under the Agreement.

                  The holder of this Series 2000-1 VFC Certificate is authorized to record the date and amount of each increase and decrease in the Series 2000-1 Invested Amount with respect to such holder on the schedules annexed hereto and made a part hereof and any such recordation shall constitute PRIMA FACIE evidence of the accuracy of the information so recorded, absent manifest error, PROVIDED that the failure of the holder of this Series 2000-1 VFC Certificate to make such recordation (or any error in such recordation) shall not affect the obligations of the Company, the Servicer or the Trustee under the Agreement.

                  This Series 2000-1 VFC Certificate shall be treated as a "certificated security" for the purposes of Section 8-102(a)(4) of the New York UCC.

                  THIS SERIES 2000-1 VFC CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ANY CONFLICT OF LAW PRINCIPLES.

                  By acceptance of this Series 2000-1 VFC Certificate, the Series 2000-1 VFC Certificateholder hereby agrees that it will not institute against, or join with or assist any other Person in instituting against, the Company prior to the date which is one year and one day after all Investor Certificates of each Outstanding Series are repaid in full any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any Applicable Insolvency Laws.

                  Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Series 2000-1 VFC Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

                  IN WITNESS WHEREOF, the Company, as agent of the Trust, has caused this Series 2000-1 VFC Certificate to be duly executed.

Dated:  February __, 2002


                                      BUNGE FUNDING, INC.,
                                      as agent of the Trust as authorized
                                      pursuant to SECTION 5.01 of the Pooling
                                      Agreement,


                                      By:
                                          --------------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is the Series 2000-1 VFC Certificate referred to in the within-mentioned Agreement.

                                         THE BANK OF NEW YORK, not in its
                                         individual capacity but solely as
                                         Trustee,


                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                                     Authorized Signatory

                                         Dated:
                                               ---------------------------------

                  Pay to the order of The Bank of New York, as Collateral Agent.


                                         BUNGE ASSET FUNDING CORP.,


                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------

                                                            SCHEDULE 1
                                                                TO
                                                   SERIES 2000-1 VFC CERTIFICATE

----------------------------    ----------------------    -----------------------    ----------------------    ---------------------
                                    Series 2000-1             Series 2000-1
                                     Increase in               Decrease in               Series 2000-1
           Date                     Series 2000-1             Series 2000-1                Purchaser                 Notation
                                      Purchaser                 Purchaser                  Invested                   Made By
                                      Invested                   Invested                   Amount
                                       Amount                     Amount
----------------------------    ----------------------    -----------------------    ----------------------    ---------------------

----------------------------    ----------------------    -----------------------    ----------------------    ---------------------

----------------------------    ----------------------    -----------------------    ----------------------    ---------------------

----------------------------    ----------------------    -----------------------    ----------------------    ---------------------

----------------------------    ----------------------    -----------------------    ----------------------    ---------------------

----------------------------    ----------------------    -----------------------    ----------------------    ---------------------

----------------------------    ----------------------    -----------------------    ----------------------    ---------------------

----------------------------    ----------------------    -----------------------    ----------------------    ---------------------

----------------------------    ----------------------    -----------------------    ----------------------    ---------------------

----------------------------    ----------------------    -----------------------    ----------------------    ---------------------

----------------------------    ----------------------    -----------------------    ----------------------    ---------------------

----------------------------    ----------------------    -----------------------    ----------------------    ---------------------

----------------------------    ----------------------    -----------------------    ----------------------    ---------------------

----------------------------    ----------------------    -----------------------    ----------------------    ---------------------

----------------------------    ----------------------    -----------------------    ----------------------    ---------------------

----------------------------        ------------------        -------------------        ------------------        -----------------

                                                                EXHIBIT D
                                                                   TO
                                                        SERIES 2000-1 SUPPLEMENT

                        FORM OF ISSUANCE/INCREASE NOTICE

                                                                      ____, 20__

BUNGE ASSET FUNDING CORP.

JPMORGAN CHASE BANK,
as Administrative Agent

THE BANK OF NEW YORK,
as Trustee

COOPERATIEVE CENTRALE RAIFFEISEN-
BOERENLEENBANK B.A., "RABOBANK INTERNATIONAL", NEW YORK BRANCH, as Letter of Credit Agent

Ladies and Gentlemen;

         Reference is hereby made to the Second Amended and Restated Series 2000-1 Supplement, dated as of February 26, 2002 (as amended or supplemented, the "SUPPLEMENT"), among Bunge Funding, Inc. (the "COMPANY"), Bunge Management Services, Inc. as Servicer (in such capacity, the "SERVICER"), Bunge Asset Funding Corp. as Series 2000-1 Purchaser, The Bank of New York, as Collateral Agent and as Trustee, JPMorgan Chase Bank, as Administrative Agent, and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank International", New York Branch, as Letter of Credit Agent. Capitalized terms used in this Notice and not otherwise defined herein shall have the meanings assigned thereto or incorporated by reference in the Supplement.

                  This Notice constitutes the notice recruited in connection with [the initial issuance] [a Series 2000-1 Increase] pursuant to SUBSECTION 2.05(A) of the Supplement.

                  The [Servicer] [Company] hereby requests [a purchase in respect of the initial issuance of the Series 2000-1 VFC Certificate] [a Series 2000-1 Increase] be made by the Series 2000-1 Purchaser on , in the aggregate amount of $ .

                  The [Servicer] [Company] hereby represents and warrants, as of the date of such [purchase] [Series 2000-1 Increase] after giving effect thereto, that the conditions set forth in

SECTION 2.05 of the Supplement with respect to such [purchase] [Series 2000-1 Increase] have been satisfied.

                  IN WITNESS WHEREOF, the undersigned has caused this Notice to be executed by its duly authorized officer as of the date first above written.

                                            [BUNGE MANAGEMENT SERVICES, INC., as
                                             Servicer] [BUNGE FUNDING, INC.]


                                            By:
                                               ---------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------


                                      D-3